SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 14, 2003
                                                           --------------

                         Virginia Commerce Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


            Virginia                   0-28635                 54-1964895
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(State or other jurisdiction   (Commission file number)       (IRS Employer
   of incorporation)                                              Number)

                   5350 Lee Highway, Arlington, Virginia 22207
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 703.534.0700
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Item 5.  Other Events
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     On April 14, 2003, Virginia Commerce Bancorp issued the press release attached as exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a) Financial Statements of Business Acquired. Not applicable.

(b) Pro Forma Financial Information. Not Applicable.

(c) Exhibits.

99 Press Release dated April 14, 2003

Item 9.  Regulation FD Disclosure.
----------------------------------

     In accordance with the guidance provided in Release Nos. 33-8216, 34-47583, the Company furnishes under this Item 9 the information furnished under Item 12 hereof.

Item 12. Results of Operations and Financial Condition.
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On April 14, 2003, Virginia Commerce Bancorp, Inc. issued the press release attached hereto as exhibit 99.



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                VIRGINIA COMMERCE BANCORP, INC.


                                By:  /s/ Peter A. Converse
                                     -------------------------------------------
                                     Peter A. Converse, President,  Chief
                                     Executive Officer

Dated: April 14, 2003